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EXECUTION COPY

                               THIRD AMENDMENT TO
                         RECEIVABLES FINANCING AGREEMENT

                  THIRD AMENDMENT TO RECEIVABLES FINANCING AGREEMENT (this "AMENDMENT"), dated as of October 5, 2000 (the "AMENDMENT EFFECTIVE DATE"), among AmeriCredit Financial Services, Inc., individually ("AFS") and as Servicer (such term and other capitalized terms used in this Amendment without definition being used as defined in or for purposes of the Receivables Financing Agreement referred to below) and Custodian, AmeriCredit Warehouse Trust (the "BORROWER"), AmeriCredit Funding Corp. ("AFC"), AmeriCredit Corporation of California ("ACC"), Bank One, N.A., as Backup Servicer and Collateral Agent, and Credit Suisse First Boston, New York Branch, as Agent, and the Lenders (together, the "LENDERS") from time to time parties to that certain Receivables Financing Agreement, dated as of March 31, 1999 (such Receivables Financing Agreement as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "ORIGINAL AGREEMENT" and, as further amended by this Amendment, the "RECEIVABLES FINANCING AGREEMENT") by and among AFS, individually and as Servicer and Custodian, the Borrower, AFC, ACC, the Lenders, the Backup Servicer and Collateral Agent, and the Agent.

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the Servicer and the Agent (on behalf of itself and the Lenders) entered into a Commitment Extension Agreement, dated as of March 29, 2000, which extended the Commitment Termination Date under the Original Agreement from March 29, 2000 to March 27, 2001; and

                  WHEREAS, the Borrower and the Servicer have requested that the Lenders and the Agent amend the Original Agreement in certain respects, and the Lenders and the Agent are willing to do so on the terms and conditions herein set forth;

                  NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

                  Section 1. AMENDMENT TO ORIGINAL AGREEMENT. Section 1.1 of the Original Agreement is hereby amended by deleting the definition of "MAXIMUM INTEREST RATE CAP STRIKE PRICE" in its entirety and substituting, in lieu thereof, the following:

                           "MAXIMUM INTEREST RATE CAP STRIKE PRICE" means, at
                  any time, a rate per annum equal to (a) the weighted average APR of the Transferred Receivables at such time minus (b) the sum of: (i) 8.75%, (ii) the Total Expense Percentage at such time, and (iii) 1.25%.

                  Section 2. CONDITIONS PRECEDENT. The amendment to the Original Agreement set forth in Section 1 hereof shall become effective as of the Amendment Effective Date, when (a) each of the parties hereto shall have executed a counterpart hereof and delivered the same to

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the Agent and (b) each of S&P and Moody's shall have confirmed that such amendment shall not result in a withdrawal or reduction in its "A" or "A2" rating of the Receivables Financing Agreement and the Advances. Complete sets of counterparts hereof shall be lodged with the Servicer and the Agent.

                  Section 3. REPRESENTATIONS AND WARRANTIES. Each of AFS (individually or as Servicer or Custodian), the Borrower, AFC and ACC, severally represents and warrants to the Lenders and the Agent that, both before and immediately after giving effect to the amendment to the Original Agreement set forth herein, its representations and warranties contained in the Receivables Financing Agreement or in any other Transaction Document are true and correct in all material respects on the Amendment Effective Date or, in the case of such representations and warranties which specifically relate to an earlier date, as of such earlier date. Each of AFS (individually or as Servicer or Custodian), the Borrower, AFC and ACC each severally further represent that, both before and immediately after giving effect to the amendment set forth herein, no event has occurred which constitutes or with the giving of notice or lapse of time, or both, would constitute a Facility Termination Event or Unmatured Facility Termination Event.

                  Section 4. MISCELLANEOUS.

                          (a)      Except as expressly amended hereby, all of
the representations, warranties, terms, covenants and conditions of the Original Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms, and except as expressly provided herein, this Amendment shall not constitute or be deemed to be a waiver of or compliance with or a consent to noncompliance with any term or condition of the Original Agreement or any other Transaction Document. This Amendment shall not constitute a novation of the Original Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Original Agreement, as amended by this Amendment, as though the terms and conditions of the Original Agreement were set forth herein. From and after the effectiveness hereof, all references to the Original Agreement in any Transaction Document shall be deemed to mean the Original Agreement, as amended by this Amendment and as such Original Agreement may be further amended, supplemented, extended, modified or restated from time to time in accordance with its terms. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                          (b)      This Amendment may be executed in several
counterparts, each of which shall be regarded as the original and all of which shall constitute one and the same agreement.

                          (c)      THIS AMENDMENT AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [Signature pages follow]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective officers as of the day and year first above written.

                                 AMERICREDIT WAREHOUSE TRUST

                                 By:   Bankers Trust (Delaware), not in its
                                       individual capacity but solely as Trustee


                                 By:
                                    --------------------------------------------
                                       Name:
                                       Title:


                                 AMERICREDIT FINANCIAL SERVICES, INC.,
                                   individually and as Servicer and Custodian


                                 By:
                                    --------------------------------------------
                                       Name:
                                       Title:


                                 AMERICREDIT FUNDING CORP.


                                 By:
                                    --------------------------------------------
                                       Name:
                                       Title:


                                 AMERICREDIT CORPORATION OF CALIFORNIA


                                 By:
                                    --------------------------------------------
                                       Name:
                                       Title:





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                                  GRAMERCY CAPITAL CORPORATION,
                                    as Noncommitted Lender

                                  By Credit Suisse First Boston, New
                                     York Branch, as attorney-in-fact


                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:


                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:


                                  CREDIT SUISSE FIRST BOSTON, NEW
                                     YORK BRANCH, as Committed Lender
                                     and Agent


                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:


                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:


                                  BANK ONE, N.A., as Backup Servicer and
                                  Collateral Agent


                                  By:
                                     -------------------------------------------
                                        Name:
                                        Title:







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